Fee Waiver Schedule – CFST, CFST II CFVIT I and CFVST II

SCHEDULE A

As of May 1, 2016

Columbia Funds Series Trust

Columbia AMT-Free California Intermediate Muni Bond Fund1

Columbia AMT-Free Georgia Intermediate Muni Bond Fund1

Columbia AMT-Free Maryland Intermediate Muni Bond Fund1

Columbia AMT-Free North Carolina Intermediate Muni Bond Fund1

Columbia AMT-Free South Carolina Intermediate Muni Bond Fund1

Columbia AMT-Free Virginia Intermediate Muni Bond Fund1

Columbia Capital Allocation Moderate Aggressive Portfolio2

Columbia Capital Allocation Moderate Conservative Portfolio2

Columbia Convertible Securities Fund1

Columbia Global Strategic Equity Fund2

Columbia International Opportunities Fund1

Columbia International Value Fund1

Columbia Large Cap Growth Fund II1

Columbia Large Cap Growth Fund III1

Columbia Large Cap Growth Fund V1

Columbia Large Cap Enhanced Core Fund1

Columbia Large Cap Index Fund1

Columbia Mid Cap Index Fund1

Columbia Mid Cap Value Fund1

Columbia Select International Equity Fund1

Columbia Overseas Value Fund1

Columbia Select International Equity Fund1

Columbia Select Large Cap Equity Fund1

Columbia Short Term Bond Fund1

Columbia Short Term Municipal Bond Fund1

Columbia Small Cap Index Fund1

Columbia Small Cap Value Fund II1

Columbia Funds Series Trust II

Active Portfolios Multi-Manager Value Fund1

Columbia Absolute Return Currency and Income Fund1

Columbia AMT-Free Tax-Exempt Bond Fund1

Columbia Asia Pacific ex-Japan Fund1

Columbia Capital Allocation Aggressive Portfolio2

Columbia Capital Allocation Conservative Portfolio2

Columbia Capital Allocation Moderate Portfolio2

Columbia Commodity Strategy Fund1

Columbia Disciplined Core Fund1

Columbia Disciplined Growth Fund1

Columbia Disciplined Value Fund1

Columbia Diversified Equity Income Fund1

Columbia Dividend Opportunity Fund1

Columbia Emerging Markets Bond Fund1

Columbia European Equity Fund1

Columbia Flexible Capital Income Fund1

Columbia Floating Rate Fund1

Columbia Global Bond Fund1

Columbia Global Equity Value Fund1

Columbia Global Opportunities Fund1

Columbia Global Infrastructure Fund1

Columbia High Yield Bond Fund1

Columbia Income Builder Fund1

Columbia Income Opportunities Fund1

Columbia Inflation Protected Securities Fund1

Columbia Large Cap Growth Fund IV1

Columbia Limited Duration Credit Fund1

Columbia Minnesota Tax-Exempt Fund1

Columbia Money Market Fund1

Columbia Mortgage Opportunities Fund1

Columbia Multi-Advisor Small Cap Value Fund1

Columbia Select Global Equity Fund1

Columbia Select Large-Cap Value Fund1

Columbia Select Smaller-Cap Value Fund1

Columbia Seligman Communications and Information Fund1

Columbia Seligman Global Technology Fund1

Columbia Short-Term Cash Fund1

Columbia Small/Mid Cap Value Fund1

Columbia U.S. Government Mortgage Fund1

Fee Waiver Schedule – CFST, CFST II and CFVST II

Columbia Funds Variable Series Trust II

Columbia Variable Portfolio – Balanced Fund1

Columbia Variable Portfolio – Commodity Strategy Fund1

Columbia Variable Portfolio – Core Equity Fund1

Columbia Variable Portfolio – Disciplined Core Fund1

Columbia Variable Portfolio – Dividend Opportunity Fund1

Columbia Variable Portfolio – Emerging Markets Bond Fund1

Columbia Variable Portfolio – Emerging Markets Fund1

Columbia Variable Portfolio – Global Bond Fund1

Columbia Variable Portfolio – Government Money Market Fund1

Columbia Variable Portfolio – High Yield Bond Fund1

Columbia Variable Portfolio – Income Opportunities Fund1

Columbia Variable Portfolio – Intermediate Bond Fund1

Columbia Variable Portfolio – Large Cap Growth Fund1

Columbia Variable Portfolio – Large Cap Index Fund1

Columbia Variable Portfolio – Limited Duration Credit Fund1

Columbia Variable Portfolio – Managed Volatility Moderate Growth Fund3

Columbia Variable Portfolio – Mid Cap Growth Fund1

Columbia Variable Portfolio – Mid Cap Value Fund1

Columbia Variable Portfolio – Select International Equity Fund1

Columbia Variable Portfolio – Select Large-Cap Value Fund1

Columbia Variable Portfolio – Select Smaller-Cap Value Fund1

Columbia Variable Portfolio – Seligman Global Technology Fund1

Columbia Variable Portfolio – U.S. Equities Fund1

Columbia Variable Portfolio – U.S. Government Mortgage Fund1

Variable Portfolio – Aggressive Portfolio1

Variable Portfolio – American Century Diversified Bond Fund1

Variable Portfolio – BlackRock Global Inflation-Protected Securities Fund1

Variable Portfolio – Columbia Wanger International Equities Fund1

Variable Portfolio – Conservative Portfolio1

Variable Portfolio – DFA International Value Fund1

Variable Portfolio – Eaton Vance Floating-Rate Income Fund1

Variable Portfolio – J.P. Morgan Core Bond Fund1

Variable Portfolio – Jennison Mid Cap Growth Fund1

Variable Portfolio – Loomis Sayles Growth Fund1

Variable Portfolio – MFS® Blended Research® Core Equity Fund1

Variable Portfolio – MFS® Value Fund1

Variable Portfolio – Moderate Portfolio1

Variable Portfolio – Moderately Aggressive Portfolio1

Variable Portfolio – Moderately Conservative Portfolio1

Variable Portfolio – Morgan Stanley Advantage Fund1

Variable Portfolio – Morgan Stanley Global Real Estate Fund1

Variable Portfolio – NFJ Dividend Value Fund1

Variable Portfolio – Nuveen Winslow Large Cap Growth Fund1

Variable Portfolio – Oppenheimer International Growth Fund1

Variable Portfolio – Partners Small Cap Growth Fund1

Variable Portfolio – Partners Small Cap Value Fund1

Variable Portfolio – Pyramis International Equity Fund1

Variable Portfolio – TCW Core Plus Fund1

Variable Portfolio – Victory Sycamore Established Value Fund1

Variable Portfolio – Wells Fargo Short Duration Government Fund1

[1]	The following fees and expenses are excluded from the Fund’s operating expenses when calculating the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investment in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest and extraordinary expenses the exclusion of which is specifically approved by the Fund’s Board.
[2]	The following fees and expenses are excluded from the Fund’s operating expenses when calculating the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: management service fee, taxes (including foreign transaction taxes), expenses associated with investment in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest and extraordinary expenses the exclusion of which is specifically approved by the Fund’s Board.
[3]	The following fees and expenses are excluded from the Fund’s operating expenses when calculating the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest and extraordinary expenses the exclusion of which is specifically approved by the Fund’s Board.

Fee Waiver Schedule – CFST, CFST II and CFVST II

IN WITNESS THEREOF, the parties hereto have executed the foregoing Schedule A as of April 25, 2016.

COLUMBIA FUNDS SERIES TRUST
COLUMBIA FUNDS SERIES TRUST II
COLUMBIA FUNDS VARIABLE SERIES TRUST II
Each for itself and on behalf of its respective series listed on this Schedule A

By:	/s/ Christopher O. Petersen
Name:	Christopher O. Petersen
Title:	President

COLUMBIA MANAGEMENT INVESTMENT ADVISERS, LLC

By:	/s/ Amy K. Johnson
Name:	Amy K. Johnson
Title:	Managing Director and Chief Operating Officer

COLUMBIA MANAGEMENT INVESTMENT DISTRIBUTORS, INC.

By:	/s/ Jeffrey F. Peters
Name:	Jeffrey F. Peters
Title:	Managing Director and Head of Global Institutional Distribution

COLUMBIA MANAGEMENT INVESTMENT SERVICES CORP.

By:	/s/ Lyn Kephart-Strong
Name:	Lyn Kephart-Strong
Title:	President